Note 20 - Comprehensive Income (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Other Comprehensive Income (Loss), Net of Tax, Total	$ (6,743)	$ (5,753)	$ 5,508
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Net of Tax	(8,129)	(3,931)	5,382
Swap Interest Expense, Net	1,323	(1,885)	74
Net Settlements On Interest Rate Swaps Qualifying for Cash Flow Hedge	0	0	(11)
Amounts Reclassified From Net Settlements on Interest Rate Swaps Qualifying for Hedge Accounting to Depreciation	(63)	(63)	(63)
Comprehensive Income (Loss), Net of Tax, Attributable to Parent, Total	$ 2,134	$ 93,246	$ 72,747